Exhibit 99
PG&E Corporation:
     Creating A Sustainable Future
Investor Package
42nd Edison Electric Institute Financial Conference
Orlando, Florida
November 5-6, 2007

This presentation contains forward-looking statements regarding management’s guidance for PG&E Corporation’s 2007 and 2008 earnings per share from operations, targeted average annual growth rate for earnings per share from operations, as well as management’s projections regarding Pacific Gas and Electric Company’s (Utility) capital expenditures, rate base, future electricity resources, and potential investments in transmission, generation and renewable energy resources. These statements are based on current expectations and various assumptions which management believes are reasonable, including that substantial capital investments are made in the Utility business over the 2007-2011 period, Utility rate base averages $16.9 billion in 2007 and $18.7 billion in 2008, that the Utility earns at least its authorized rate of return on equity, that the Utility’s ratemaking capital structure is maintained at 52 percent equity, and that the Utility is successful in implementing its initiatives to become more efficient and reduce costs. These statements and assumptions are necessarily subject to various risks and uncertainties, the realization or resolution of which are outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:
•

The Utility’s ability to timely recover costs through rates;
•

the outcome of regulatory proceedings, including ratemaking proceedings pending at the California Public Utilities Commission (CPUC) and the Federal Energy Regulatory
    Commission;
•

the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets;
•

the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards that could affect the Utility’s facilities and operations, its customers, and third parties on which the Utility relies;
•

the potential impacts of climate change on the Utility’s electricity and natural gas business;
•

changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology including the development of alternative energy sources, or other reasons;
•

operating performance of the Utility’s Diablo Canyon nuclear generating facilities (Diablo Canyon), the occurrence of unplanned outages at Diablo Canyon, or the temporary or permanent cessation of operations at Diablo Canyon;
•

the ability of the Utility to recognize benefits from its initiatives to improve its business processes and customer service;
•

whether the Utility’s planned capital investment projects are completed within authorized cost amounts;
•

the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
•

the impact of changing wholesale electric or gas market rules, including the California Independent System Operator’s new rules to restructure the California wholesale electricity market;
•

how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;
•

the extent to which PG&E Corporation or the Utility incur costs and liabilities in connection with pending litigation that are not recoverable through rates, from third parties, or through insurance recoveries;
•

the ability of PG&E Corporation and/or the Utility to access capital markets and other sources of credit;
•

the impact of environmental laws and regulations and the costs of compliance and remediation;
•

the effect of municipalization, direct access, community choice aggregation, or other forms of bypass, and
•

other risks and factors disclosed in PG&E Corporation’s SEC reports.
Cautionary Statement Regarding
Forward-Looking Information

Key Takeaways From Today’s Discussion
PG&E is:
•      A strong utility holding, delivering 1st quartile
      earnings growth in a positive regulatory
      environment
•      Innovating in our core business to create
      competitive advantage
•

Creating a sustainable future for California

We act with integrity and communicate honestly and openly.
We are passionate about meeting our customers’ needs
and delivering for our shareholders.
We are accountable for all of our own actions: these include safety, protecting the environment, and supporting our communities.
We work together as a team and are committed to excellence and innovation.
We respect each other and celebrate our diversity.
The
leading
utility in the
United States
Delighted Customers
Energized Employees

Rewarded Shareholders
Our values
Operational excellence
Transformation
Our strategies
Our goals
Our vision
PG&E Vision

Business Unit	2006 Rate Base ($B)
Electric and gas distribution (CPUC)	$10.3
Electric generation (CPUC)	$1.8
Gas transmission (CPUC)	$1.5
Electric transmission (FERC)	$2.3
PCG Total Business	$15.9
Pacific Gas and Electric Company (PG&E)
•

$12.5 B in Revenues
•

$34.8 B in Assets
•

5.1 MM Electric/4.2 MM Gas Customers
•

$17 B+ Market Capitalization

Core Business Investment Opportunities
•

Electric and gas distribution
-

Advanced metering technology
•

Electric transmission
-

System reliability and generation substitutes
-

Growth to reach renewable resources
•

Natural gas transmission and storage
•

Electric resource requirements
-

Energy efficiency
-

Conventional generation
-

Renewables

$3.00
$2.80
$2.60
$2.40
$2.20
$2.00
2006 Actual
2007 Estimated
2008 Estimated
2009-2011 Estimated
Guidance Range

∗

Reg G reconciliation to GAAP for 2006 EPS from Operations and 2007 and 2008 EPS Guidance available in Appendix and at www.pgecorp.com
EPS from Operations*
EPS Guidance
EPS from Operations*: 2007 guidance of $2.70-$2.80 per share (upper half)
                                     2008 guidance of $2.90-$3.00 per share
Targeted Growth Rate: 8%
    Assumes success in cost saving efforts
    Energy efficiency incentives and broader operational savings may be needed
    Review of 3-year operating plan underway
    Update planned for Q1 2008

 8%

Investment Driver	Cap Ex	Notable Projects
Common Plant	~$1.3 Billion	• Building Investment • Technology Infrastructure • General Use Fleet
Electric and Gas Transmission	~$3.8 Billion	• Central California Clean Energy Transmission Line ( formerly Midway-Gregg) • Line Upgrades for Renewables • McDonald Island Gas Storage Pipeline
Generation	~$2.9 Billion	• Gateway Generating Station • Humboldt Power Plant • Colusa Power Plant • DCPP Steam Generator Replacement
Distribution	~$6.2 Billion	• Distribution maintenance and upgrades • New Customer Connections • AMI
2007-2011 Estimated CapEx totals more than $14 B* (~$2.8 B/yr.)
* CapEx projections for 2007-2011 last affirmed in October 2007.  CapEx projections for 2008-2012 currently in development.
Capital Expenditures Drive Core Growth

State Energy Policy Supports Business Strategy
PG&E’s resource investment strategy is aligned with
California’s Energy Action Plan “preferred loading order”:
1.

 Energy Efficiency
2.

 Demand Response
3.

 Renewable Resources
4.

 Distributed Generation
5.

 Conventional Resources

Source: California Energy Commission
EE is California’s Least-Cost Resource
-
2,000
4,000
6,000
8,000
10,000
12,000
14,000
1960
1965
1970
1975
1980
1985
1990
1995
2000
kWh
US
CA
Western Europe
Per Capita Energy Usage - California, US and Europe
Resource Type	2006 Cost (kWh)*
Energy Efficiency	$.025
Diablo Canyon	$.039
Utility, Irrigation Districts, Other Wholesale	$.048
QFs and Renewables	$.084
DWR	$.085
* Costs represent 2006 average price per kilowatt hour

Example 2006 - 2008 Shareholder Incentives*
$250
$200
$150
$100
$50
$0
($50)
($100)
($150)
($200)
($250)
$MM
(162)
(77)
0
68
127
164
40%
55%
70%
85%
100%
115%
Percent of Target Achieved

*All amounts are pre-tax and cumulative for the three-year cycle
$180 MM Cap
($180) MM Cap
Constructive Policy with Measurement/ Evaluation Issues to be Resolved
Energy Efficiency Decision
•

Symmetrical “risk/reward” mechanism
       with $180 MM cap
•

Effective for 2006-2008 and 2009-
       2011 EE program cycles
•

Currently discussing measurement
       and evaluation issues with CPUC
•

Joint petition to resolve technical
       issues filed October 31, 2007

677
777
1125
1,228
2006
2007

132
141
223
213
2006
2007

10
11
18
12
2006
2007

Energy Efficiency Savings: Goals and Achievements*
*Energy Efficiency goals are annual; YTD is through 9/30/07
GWh
MW
Therms
Goal
Goal
Goal
Goal
Goal
Goal

Year

 End
YTD
YTD
YTD

Year

End

Year

 End
PG&E’s Recent Energy Efficiency Performance

*SmartMeterTM Program Upgrade subject to results of bid evaluation, successful field testing, and obtaining any necessary CPUC approval.
SmartMeter is a trademark of SmartSynch, Inc. and is used by permission.
2008  and beyond
2007
July 2007:
RFP Issued
Q4 2007 - Q2 2008:
Field Testing
Aug 2007:
Bids Submitted
Q4 2011:
Initial deployment complete
Approximate timeline for SmartMeter Program Upgrade*
2011
•

RFP Responses received
•

Two vendors selected for initial pilot tests
•

Next Step: CPUC approval (possible deployment as early as 2009)
SmartMeterTM Project Upgrade Timeline

Today
Near-Term
Future
•

Smart Meters
•

HAN Energy
     Management
•

PHEV
     SmartCharge
•

Vehicle to Grid
•

Distributed storage and
     generation
2007
20??
•

Electric Field Vehicles
Innovating for the Future: Smart Energy Web

2004 CO2 Emissions and Emission Rates*
*Source:  Innovest, based on most recent data available
PG&E’s Stance on Climate Change
•

Global climate change is serious and requires immediate action
•

Energy sector is among the largest contributors to U.S. GHG emissions
•

PG&E has an obligation to find solutions to global climate change

Changing Legislative Environment for GHG
Recent Legislative Action:
•

California global warming legislation enacted in 2006
•

Comprehensive federal legislation expected in 2 to 4 years
•

Pending near-term “energy independence” measures
-

Federal energy efficiency standards
-

Favorable tax treatment for renewable generation and AMI technology
-

Federal renewable portfolio standard
-

Support for clean fuels development (Plug-in Hybrids, Electric and Natural Gas Vehicles)
PG&E Supports:
•

Mandatory market-based approach
•

Encouraging early action toward goals before full regulatory implementation
•

Recognition of prior actions
•

Pursuit of all cost-effective reductions in greenhouse gases
•

International cooperation

Year Signed	Project	Max GWh/yr	Technology
Pre 2002	Various Projects	~7500**	Various
2002	Calpine Geysers 13 & 20	722	Geothermal
2002	Wheelabrator #4	25	Biomass
2003	CBEA Projects (3)	305	Biomass
2004	Big Valley Lumber	41	Biomass
2004	Diablo Winds	65	Wind
2005	FPL Energy-Montezuma Winds	102	Wind
2005	Buena Vista Energy LLC	108	Wind
2005	Pacific Renewable Energy	280	Wind
2005	Shiloh 1 Wind Project LLC	225	Wind
2006	Military Pass Rd.	840	Geothermal
2006	HFI Silvan	142	Biomass
2006	Liberty Biofuels	70	Biofuels
2006	Bottle Rock USRG	385	Geothermal
2006	IAE Truckhaven	366	Geothermal
2006	Global Common - Chowchilla	72	Biomass
Year Signed	Project	Max GWh/yr	Technology
2006	Global Common - El Nido	72	Biomass
2006	Newberry	840	Geothermal
2006	Calpine Geysers	922	Geothermal
2006	Tunnel Hydro	2.1	Hydro
2006	Buckeye Hydro	1.4	Hydro
2006	Eden Vale Dairy	1.3	Biogas
2006	Microgy	TBD	Biogas
2006	Bio_Energy LLC	TBD	Biogas
2006	Palco	36	Biomass
2007	Solel	1388	Solar Thermal
2007	Western GeoPower	212	Geothermal
2007	PPM-Klondike	265	Wind
2007	CalRenew	9	PV
2007	Green Volts	5	PV
18% of Projected 2010 Load Currently Signed*
*Based on contracts signed through August 2007
** Average delivered energy over multiple years: pre-RPS baseline
PG&E’s Renewable Contracts Signed

20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
GWhs
2007
2008
2009
2010
2011
2012
Future Contracts
New Signed Contracts (since 2002)
Existing Contracts (signed pre-2002)

Year
18%
15%
12%
19%
Expected Deliveries From Contracts
20%
20%
Renewable Portfolio Standard Target is 20% by 2010*
* See Appendix for further description of RPS requirements
PG&E’s RPS Compliance Outlook

PCG  Value Summary
•    PG&E is a core utility holding with a record of delivering strong earnings growth in a constructive regulatory
    environment.
•    Technology innovation and a clean energy portfolio are
     key parts of our overall strategy.
•    We believe our actions will ensure the success of our
    shareholders and improve the communities we serve.

Conference Notes

Appendix

* Earnings per share from operations is a non-GAAP measure.  This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations
2006
2006 EPS - Reg G Reconciliation
EPS on an Earnings from Operations Basis*                                                $2.57

Items Impacting Comparability:
Scheduling Coordinator Cost Recovery                                                   0.21
Environmental Remediation Liability                                                        (0.05)
Recovery of Interest on PX Liability                                                         0.08
Severance Costs                                                                                  (0.05)

EPS on a GAAP Basis                                                                                 $2.76

EPS Guidance - Reg G Reconciliation
 2007
                                                                                 Low             High
EPS Guidance on an Earnings from Operations Basis*              $2.70              $2.80
Estimated Items Impacting Comparability                                    0.00                0.00
EPS Guidance on a GAAP Basis                                              $2.70              $2.80
2008
                                                                               Low             High
EPS Guidance on an Earnings from Operations Basis*               $2.90              $3.00
Estimated Items Impacting Comparability                                     0.00                0.00
EPS Guidance on a GAAP Basis                                               $2.90              $3.00
* Earnings per share from operations is a non-GAAP measure.  This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.

Annual Long-Term EPS Growth (%)
12
10
8
6
4
2
0
CenterPoint Energy
FPL Group
PG&E Corp
Entergy
American Electric Power
Pinnacle West
Xcel Energy
Southern Company
Ameren
Progress Energy
NiSource
Consolidated Edison
TECO Energy

Consensus of analyst estimates of EPS growth:
Source:  Thomson IBIS long-term EPS Growth Consensus Estimate Median October 30, 2007
EPS Growth - Comparator Group
PG&E targets 1st quartile growth in a constructive regulatory environment

Market	Example Initiatives
High Tech	Data Center Efficiency
Residential New Construction	New Solar Homes Partnership
Agricultural and Food Processing	Bio-Energy Recovery Systems
Schools and Colleges	University Research Center Efficiency
Large Commercial	“More-than-a-Million” Retro-commissioning Program
Other Programs, including mass market and third-party programs	Compact Fluorescent Bulbs, Appliances and Air Conditioning Equipment, Enhancements to New Buildings, etc.
Energy Efficiency Target Markets and Initiatives

Mandate	• Deliveries of 20% of load from eligible renewables by 2010. Large hydro (>30 MW) doesn’t qualify.
Purpose	• Fuel Diversity • GHG Reduction • Economic Development
Penalty	• $50/MWhr, up to $25 million per year
Exceptions	1) Contract failure 2) Insufficient public goods funds 3) Insufficient offers 4) Lack of transmission
Flexible Compliance	• Allows shortfalls to be made up within following three years.

California’s RPS Program

Renewable QFs 6%
Other Renewable Resources 3%
Irrigation Districts * 5%
Existing Utility Owned * 35%
Non-Renewable QFs 15%
DWR 27%
Flexible Market Based Resources 9%

Other Renewable Resources 5%
New Renewables ** 7%
Renewable QFs 6%
Existing Utility Owned * 33%
Irrigation Districts * 4%
Non-Renewable QFs 15%
Gateway, Colusa, Humboldt 5%
DWR 1%
Flexible Market Based Resources 19%
New All-Source Resources ** 5%

*Over  20% of total retail sales expected to be eligible renewable resources coming from utility-owned, QFs, Irrigation Districts, and other sources.
** May include utility-owned resources

* Approximately 13% of total retail sales expected to be eligible renewable resources coming from utility-owned, QFs, Irrigation Districts and other sources.
2007 Projected Sources of Energy
85,500 GWh
2012 Projected Sources of Energy
89,900 GWh
•

Energy efficiency expected to meet half of future load growth
•

Growth in renewable resources and resources with operating flexibility
•

Growth in utility ownership
Long-Term Electricity Resources

Transmission Line	Project / Estimated Total Cost
Central California Clean Energy Transmission Line	Proposed 500 KV line improving reliability and increasing access to renewables / $800 MM
Vaca Dixon - Contra Costa Upgrade	230 kV path adding access to wind energy / $23 MM
California - Oregon Upgrade	Replacing substation / switchyard equipment to increase MW rating / $30 MM
Lakeville Sonoma Transmission Line	Adding reliability and capacity to Napa and Sonoma / $27 MM
B.C. Renewable Line (possible)	Proposed to bring British Columbia renewable resource energy to CA / $4-6B
California Oregon Upgrade
B.C.Renewable
        Line
Wind

Lakeville Sonoma

Central California
Clean Energy Line
 Vaca Dixon Contra
        Costa Upgrade
New Transmission: Reliability and Renewables